Unum Group
Statistical Supplement Third Quarter 2025

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Investments	14
Appendix to Statistical Supplement	15

See "Appendix to Statistical Supplement" on page 15 for a summary of significant items and page 15.2 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2025	9/30/2024	9/30/2025	9/30/2024	12/31/2024	12/31/2023
Consolidated U.S. GAAP Results¹
Premium Income	$2,688.0	$2,628.8	$8,138.9	$7,866.3	$10,497.4	$10,046.0

Adjusted Operating Revenue	$3,245.8	$3,229.9	$9,923.3	$9,675.2	$12,921.9	$12,421.9
Net Investment Gain (Loss)	128.0	(12.9)	(96.5)	(24.5)	(34.6)	(36.0)
Amortization of the Deferred Gain on Reinsurance	4.6	—	4.6	—	—	—
Total Revenue	$3,378.4	$3,217.0	$9,831.4	$9,650.7	$12,887.3	$12,385.9

Net Income	$39.7	$645.7	$564.4	$1,430.4	$1,779.1	$1,283.8
Net Income Per Common Share:
Basic	$0.23	$3.46	$3.24	$7.54	$9.49	$6.53
Assuming Dilution	$0.23	$3.46	$3.23	$7.52	$9.46	$6.50

Assets			$63,678.1	$64,140.5	$61,959.3	$63,255.2
Liabilities			$52,769.3	$53,189.1	$50,998.2	$53,603.8
Stockholders' Equity			$10,908.8	$10,951.4	$10,961.1	$9,651.4
Adjusted Stockholders' Equity			$12,494.6	$13,078.5	$12,801.6	$12,292.6

Adjusted Operating Return on Equity
Unum US	23.9%	25.5%	23.1%	25.7%	25.2%	23.1%
Unum International	14.8%	16.2%	15.8%	15.8%	15.6%	16.5%
Colonial Life	18.3%	19.2%	18.6%	19.6%	19.7%	18.1%
Core Operating Segments	21.4%	22.8%	21.1%	23.1%	22.7%	21.2%
Consolidated	11.3%	12.4%	11.4%	12.8%	12.7%	12.7%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain (Loss) from Operations, After Tax	$(345.0)	$315.6	$436.6	$1,032.2	$1,337.0	$1,351.5
Net Realized Capital Gain (Loss), After Tax	50.1	3.7	(16.5)	(0.9)	(14.6)	(21.6)

Net Income (Loss)	$(294.9)	$319.3	$420.1	$1,031.3	$1,322.4	$1,329.9

Capital and Surplus			$4,085.2	$4,425.0	$3,909.7	$3,751.3

Weighted Average Risk-based Capital Ratio			~ 455%	~ 470%	~ 430%	~ 415%

1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	9/30/2025		9/30/2024		12/31/2024		12/31/2023
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$10,908.8	$64.56	$10,951.4	$59.36	$10,961.1	$61.38	$9,651.4	$49.91
Excluding:
Net Unrealized Loss on Securities	(1,978.2)	(11.71)	(1,491.2)	(8.08)	(2,755.2)	(15.43)	(1,919.1)	(9.92)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	656.6	3.88	(527.0)	(2.86)	1,185.4	6.64	(648.4)	(3.35)
Net Loss on Derivatives	(264.2)	(1.56)	(108.9)	(0.59)	(270.7)	(1.51)	(73.7)	(0.39)
Subtotal	12,494.6	73.95	13,078.5	70.89	12,801.6	71.68	12,292.6	63.57
Excluding:
Foreign Currency Translation Adjustment	(246.1)	(1.46)	(259.9)	(1.40)	(343.0)	(1.93)	(321.1)	(1.66)
Subtotal	12,740.7	75.41	13,338.4	72.29	13,144.6	73.61	12,613.7	65.23
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(335.4)	(1.98)	(342.7)	(1.86)	(340.2)	(1.90)	(345.7)	(1.79)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	$13,076.1	$77.39	$13,681.1	$74.15	$13,484.8	$75.51	$12,959.4	$67.02

Dividends Paid	$229.8	$1.300	$219.5	$1.15	$296.6	$1.57	$277.1	$1.39

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2025	9/30/2024	9/30/2025	9/30/2024	12/31/2024	12/31/2023
Shares Repurchased (millions)[1]	3.2	3.7	10.3	9.7	15.7	5.7
Cost of Shares Repurchased (millions)[2]	$253.3	$202.0	$759.2	$504.8	$979.3	$252.0
Price (UNM closing price on last trading day of period)			$77.78	$59.44	$73.03	$45.22

Leverage Ratio			23.4%	21.3%	22.9%	22.1%

Holding Company Liquidity (millions)			$1,982	$1,393	$1,987	$1,650

1For the nine months ended September 30, 2025, includes 0.7 million shares related to the settlement of the November 2024 accelerated share repurchase agreement (ASR) which occurred in February 2025.
2Includes commissions of $0.9 million and $1.8 million for the three and nine months ended September 30, 2025, respectively, a de minimis amount for the three and nine months ended September 30, 2024, and a de minimis amount and $0.1 million for the years ended December 31, 2024 and 2023, respectively. There was excise tax of $2.4 million and $7.4 million for the three and nine months ended September 30, 2025, respectively, $2.0 million and $4.8 million of excise tax for the three and nine months ended September 30, 2024, respectively, and $8.3 million and $1.9 million of excise tax for the years ended December 31, 2024 and 2023, respectively. Also included for the year ended December 31, 2024 is $80.3 million related to shares which settled in February 2025 in connection with the November 2024 ASR agreement.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Senior Unsecured Debt Ratings	bbb+	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A	A2	A
Unum Life Insurance Company of America	A	A	A2	A
First Unum Life Insurance Company	A	A	A2	A
Colonial Life & Accident Insurance Company	A	A	A2	A
The Paul Revere Life Insurance Company	A	A	A2	A
Unum Insurance Company	A	A	A2	NR
Provident Life and Casualty Insurance Company	A	A	NR	NR
Starmount Life Insurance Company	A	NR	NR	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2025	9/30/2024	9/30/2025	9/30/2024	12/31/2024	12/31/2023
Revenue
Premium Income	$2,688.0	$2,628.8	$8,138.9	$7,866.3	$10,497.4	$10,046.0
Net Investment Income	476.8	527.8	1,550.7	1,586.4	2,130.0	2,096.7
Net Investment Gain (Loss)	128.0	(12.9)	(96.5)	(24.5)	(34.6)	(36.0)
Other Income	85.6	73.3	238.3	222.5	294.5	279.2
Total Revenue	3,378.4	3,217.0	9,831.4	9,650.7	12,887.3	12,385.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	2,325.3	1,461.9	6,172.4	5,056.7	6,917.9	7,257.1
Commissions	335.2	315.1	1,021.9	947.8	1,258.6	1,170.1
Interest and Debt Expense	52.2	49.2	156.2	148.6	201.1	194.8
Deferral of Acquisition Costs	(173.5)	(163.3)	(521.0)	(495.3)	(651.5)	(632.2)
Amortization of Deferred Acquisition Costs	132.3	133.8	389.9	387.9	521.0	481.4
Other Expenses	652.4	605.7	1,896.9	1,799.2	2,388.9	2,274.6
Total Benefits and Expenses	3,323.9	2,402.4	9,116.3	7,844.9	10,636.0	10,745.8

Income Before Income Tax	54.5	814.6	715.1	1,805.8	2,251.3	1,640.1
Income Tax Expense	14.8	168.9	150.7	375.4	472.2	356.3

Net Income	$39.7	$645.7	$564.4	$1,430.4	$1,779.1	$1,283.8

Weighted Average Shares Outstanding
Basic	170.2	186.4	174.2	189.7	187.5	196.7
Assuming Dilution	170.6	186.9	174.6	190.2	188.1	197.6

Actual Number of Shares Outstanding			169.0	184.5	178.6	193.4

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Nine Months Ended			Year Ended
	9/30/2025	9/30/2024	% Change	9/30/2025	9/30/2024	% Change	12/31/2024	12/31/2023
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$28.4	$24.4	16.4%	$116.6	$143.8	(18.9)%	$298.3	$292.7
Group Short-term Disability	24.9	15.9	56.6	96.1	94.1	2.1	216.5	229.5
Group Life and AD&D	33.1	26.5	24.9	154.7	151.2	2.3	361.5	305.4
Subtotal	86.4	66.8	29.3	367.4	389.1	(5.6)	876.3	827.6
Supplemental and Voluntary
Voluntary Benefits	46.6	45.6	2.2	231.7	233.0	(0.6)	293.7	263.2
Individual Disability	34.3	29.4	16.7	81.4	76.1	7.0	101.7	108.9
Dental and Vision	11.8	12.5	(5.6)	38.5	43.4	(11.3)	95.3	84.1
Subtotal	92.7	87.5	5.9	351.6	352.5	(0.3)	490.7	456.2
Total Sales	$179.1	$154.3	16.1	$719.0	$741.6	(3.0)	$1,367.0	$1,283.8

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$52.3	$52.1	0.4%	$218.4	$247.1	(11.6)%	$512.6	$521.3
Large Case Market	34.1	14.7	132.0	149.0	142.0	4.9	363.7	306.3
Subtotal	86.4	66.8	29.3	367.4	389.1	(5.6)	876.3	827.6
Supplemental and Voluntary	92.7	87.5	5.9	351.6	352.5	(0.3)	490.7	456.2
Total Sales	$179.1	$154.3	16.1	$719.0	$741.6	(3.0)	$1,367.0	$1,283.8

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Nine Months Ended			Year Ended
(in millions of dollars)	9/30/2025	9/30/2024	% Change	9/30/2025	9/30/2024	% Change	12/31/2024	12/31/2023
Sales by Product
Unum UK
Group Long-term Disability	$19.2	$8.4	128.6%	$40.3	$40.3	—%	$47.3	$48.3
Group Life	16.0	17.0	(5.9)	51.9	53.1	(2.3)	68.3	61.4
Supplemental	4.4	4.8	(8.3)	25.0	30.1	(16.9)	34.9	28.0
Unum Poland	10.1	8.0	26.3	34.4	24.6	39.8	36.4	33.2
Total Sales	$49.7	$38.2	30.1	$151.6	$148.1	2.4	$186.9	$170.9

Sales by Market Sector
Unum UK
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$11.0	$10.0	10.0%	$35.7	$30.7	16.3%	$41.8	$51.2
Large Case Market	24.2	15.4	57.1	56.5	62.7	(9.9)	73.8	58.5
Subtotal	35.2	25.4	38.6	92.2	93.4	(1.3)	115.6	109.7
Supplemental	4.4	4.8	(8.3)	25.0	30.1	(16.9)	34.9	28.0
Unum Poland	10.1	8.0	26.3	34.4	24.6	39.8	36.4	33.2
Total Sales	$49.7	$38.2	30.1	$151.6	$148.1	2.4	$186.9	$170.9

(in millions of pounds)
Unum UK Sales by Product
Group Long-term Disability	£14.2	£6.4	121.9%	£30.4	£31.7	(4.1)%	£37.2	£38.8
Group Life	12.0	12.9	(7.0)	39.5	41.5	(4.8)	53.4	49.4
Supplemental	3.2	3.8	(15.8)	19.1	23.8	(19.7)	27.5	22.6
Total Sales	£29.4	£23.1	27.3	£89.0	£97.0	(8.2)	£118.1	£110.8

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£8.2	£7.7	6.5%	£27.2	£24.1	12.9%	£32.8	£41.2
Large Case Market	18.0	11.6	55.2	42.7	49.1	(13.0)	57.8	47.0
Subtotal	26.2	19.3	35.8	69.9	73.2	(4.5)	90.6	88.2
Supplemental	3.2	3.8	(15.8)	19.1	23.8	(19.7)	27.5	22.6
Total Sales	£29.4	£23.1	27.3	£89.0	£97.0	(8.2)	£118.1	£110.8

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Nine Months Ended			Year Ended
	9/30/2025	9/30/2024	% Change	9/30/2025	9/30/2024	% Change	12/31/2024	12/31/2023
Sales by Product
Accident, Sickness, and Disability	$75.3	$74.7	0.8%	$219.5	$215.1	2.0%	$326.3	$329.5
Life	31.8	28.5	11.6	87.3	83.1	5.1	127.9	132.1
Cancer and Critical Illness	17.5	17.7	(1.1)	49.6	48.6	2.1	78.0	78.0
Total Sales	$124.6	$120.9	3.1	$356.4	$346.8	2.8	$532.2	$539.6

Sales by Market Sector
Commercial Sector
Core Market (< 1,000 employees)	$76.4	$69.9	9.3%	$225.5	$220.4	2.3%	$331.9	$347.4
Large Case Market	14.6	16.0	(8.8)	38.2	37.3	2.4	65.1	62.3
Subtotal	91.0	85.9	5.9	263.7	257.7	2.3	397.0	409.7
Public Sector	33.6	35.0	(4.0)	92.7	89.1	4.0	135.2	129.9
Total Sales	$124.6	$120.9	3.1	$356.4	$346.8	2.8	$532.2	$539.6

5. 2

Unum Group Consolidated Balance Sheets

	September 30	December 31
	2025	2024
Assets

Investments
Fixed Maturity Securities - at fair value	$33,190.2	$35,629.9
Mortgage Loans	2,129.8	2,224.5
Policy Loans	3,584.1	3,617.2
Other Long-term Investments	1,682.2	1,694.4
Short-term Investments	2,602.0	2,540.3
Total Investments	43,188.3	45,706.3

Other Assets
Cash and Bank Deposits	327.9	162.8
Accounts and Premiums Receivable	1,462.2	1,459.0
Reinsurance Recoverable	11,683.2	8,296.4
Accrued Investment Income	735.7	649.8
Deferred Acquisition Costs	2,880.4	2,842.8
Goodwill	354.0	349.1
Property and Equipment	496.6	487.6
Deferred Income Tax	120.3	369.7
Other Assets	2,429.5	1,635.8

Total Assets	$63,678.1	$61,959.3

Unum Group Consolidated Balance Sheets - Continued

	September 30	December 31
	2025	2024
Liabilities and Stockholders' Equity

Liabilities
Future Policy Benefits	$38,300.7	$36,806.4
Policyholders' Account Balances	5,659.9	5,633.7
Unearned Premiums	492.0	384.0
Other Policyholders’ Funds	1,485.3	1,526.7
Income Tax Payable	57.2	226.5
Deferred Income Tax	38.1	31.0
Short-term Debt	274.9	274.6
Long-term Debt	3,470.8	3,465.2
Other Liabilities	2,990.4	2,650.1

Total Liabilities	52,769.3	50,998.2

Stockholders’ Equity
Common Stock	19.6	19.5
Additional Paid-in Capital	1,585.7	1,489.6
Accumulated Other Comprehensive Loss	(2,167.3)	(2,523.7)
Retained Earnings	13,248.6	12,914.0
Treasury Stock - at cost	(1,777.8)	(938.3)

Total Stockholders’ Equity	10,908.8	10,961.1

Total Liabilities and Stockholders’ Equity	$63,678.1	$61,959.3

6. 1

Unum Group Balance Sheets by Segment - September 30, 2025

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$5,629.7	$1,883.5	$4,350.7	$11,863.9	$3,187.9	$3,441.5	$21,367.2	$3,327.8	$43,188.3
Deferred Acquisition Costs	66.1	59.4	1,080.3	1,205.8	68.4	1,606.2	—	—	2,880.4
Goodwill	10.4	—	271.1	281.5	44.8	27.7	—	—	354.0
Reinsurance Recoverable	28.8	10.0	409.1	447.9	95.1	4.7	11,135.5	—	11,683.2
All Other	572.8	267.5	153.5	993.8	216.1	110.8	1,577.3	2,674.2	5,572.2
Total Assets	$6,307.8	$2,220.4	$6,264.7	$14,792.9	$3,612.3	$5,190.9	$34,080.0	$6,002.0	$63,678.1

Liabilities
Future Policy Benefits	$4,612.1	$806.6	$3,128.7	$8,547.4	$2,336.7	$2,027.4	$25,389.2	$—	$38,300.7
Policyholders' Account Balances	—	—	667.4	667.4	—	857.3	4,135.2	—	5,659.9
Unearned Premiums	1.9	6.3	53.2	61.4	264.5	46.6	119.5	—	492.0
Other Policyholders' Funds	41.8	768.2	29.2	839.2	62.7	6.7	576.7	—	1,485.3
Debt	—	—	—	—	—	—	—	3,745.7	3,745.7
All Other	39.9	29.7	221.6	291.2	129.4	65.9	581.8	2,017.4	3,085.7
Total Liabilities	4,695.7	1,610.8	4,100.1	10,406.6	2,793.3	3,003.9	30,802.4	5,763.1	52,769.3

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,564.8	664.9	2,161.3	4,391.0	804.0	2,026.0	4,507.4	766.2	12,494.6
Net Unrealized Loss on Securities and Net Loss on Derivatives	(105.0)	(71.1)	(140.7)	(316.8)	(146.3)	(75.0)	(1,177.0)	(527.3)	(2,242.4)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	152.3	15.8	144.0	312.1	161.3	236.0	(52.8)	—	656.6
Total Allocated Stockholders' Equity	1,612.1	609.6	2,164.6	4,386.3	819.0	2,187.0	3,277.6	238.9	10,908.8

Total Liabilities and Allocated Stockholders' Equity	$6,307.8	$2,220.4	$6,264.7	$14,792.9	$3,612.3	$5,190.9	$34,080.0	$6,002.0	$63,678.1
Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.
6. 2

Unum Group Balance Sheets by Segment - December 31, 2024

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$6,016.7	$1,924.5	$4,557.3	$12,498.5	$2,968.7	$3,249.7	$23,862.5	$3,126.9	$45,706.3
Deferred Acquisition Costs	61.1	51.1	1,148.4	1,260.6	53.0	1,529.2	—	—	2,842.8
Goodwill	8.9	—	271.1	280.0	41.4	27.7	—	—	349.1
Reinsurance Recoverable	31.7	5.7	166.4	203.8	99.0	4.3	7,989.3	—	8,296.4
All Other	351.2	202.4	185.1	738.7	129.2	153.3	1,524.2	2,219.3	4,764.7
Total Assets	$6,469.6	$2,183.7	$6,328.3	$14,981.6	$3,291.3	$4,964.2	$33,376.0	$5,346.2	$61,959.3

Liabilities
Future Policy Benefits	$4,773.9	$836.0	$3,059.8	$8,669.7	$2,163.0	$1,904.2	$24,069.5	$—	$36,806.4
Policyholders' Account Balances	—	—	675.7	675.7	—	862.5	4,095.5	—	5,633.7
Unearned Premiums	1.6	6.1	44.0	51.7	165.5	45.4	121.4	—	384.0
Other Policyholders' Funds	37.7	775.9	32.7	846.3	60.1	8.3	612.0	—	1,526.7
Debt	—	—	—	—	—	—	—	3,739.8	3,739.8
All Other	34.2	25.8	149.3	209.3	119.0	63.9	598.2	1,917.2	2,907.6
Total Liabilities	4,847.4	1,643.8	3,961.5	10,452.7	2,507.6	2,884.3	29,496.6	5,657.0	50,998.2

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,584.2	626.8	2,366.2	4,577.2	775.6	1,938.8	5,164.7	345.3	12,801.6
Net Unrealized Loss on Securities and Net Loss on Derivatives	(192.6)	(111.0)	(211.1)	(514.7)	(134.9)	(138.8)	(1,581.4)	(656.1)	(3,025.9)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	230.6	24.1	211.7	466.4	143.0	279.9	296.1	—	1,185.4
Total Allocated Stockholders' Equity	1,622.2	539.9	2,366.8	4,528.9	783.7	2,079.9	3,879.4	(310.8)	10,961.1

Total Liabilities and Allocated Stockholders' Equity	$6,469.6	$2,183.7	$6,328.3	$14,981.6	$3,291.3	$4,964.2	$33,376.0	$5,346.2	$61,959.3

6. 3

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of investment gains or losses, certain impacts from reinsurance transactions, reserve assumption updates and certain other items as specified in the following pages. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, impairment losses, and gains or losses on derivatives. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Nine Months Ended
	9/30/2025	9/30/2024	% Change	9/30/2025	9/30/2024	% Change
Premium Income
Unum US	$1,755.4	$1,723.5	1.9%	$5,334.9	$5,161.8	3.4%
Unum International	281.1	246.6	14.0	798.9	707.1	13.0
Colonial Life	456.5	441.9	3.3	1,375.9	1,335.0	3.1
Closed Block	195.0	216.8	(10.1)	629.2	662.4	(5.0)
	2,688.0	2,628.8	2.3	8,138.9	7,866.3	3.5
Net Investment Income
Unum US	151.9	161.0	(5.7)	455.9	476.1	(4.2)
Unum International	36.2	30.4	19.1	110.9	94.5	17.4
Colonial Life	44.3	39.6	11.9	129.1	119.4	8.1
Closed Block	224.7	284.3	(21.0)	778.9	851.6	(8.5)
Corporate	19.7	12.5	57.6	75.9	44.8	69.4
	476.8	527.8	(9.7)	1,550.7	1,586.4	(2.3)
Other Income
Unum US	65.5	60.1	9.0	195.4	178.9	9.2
Unum International	2.9	0.4	N.M.	3.3	1.2	175.0
Colonial Life	0.6	0.4	50.0	1.3	3.6	(63.9)
Closed Block	16.3	12.4	31.5	38.3	37.7	1.6
Corporate	0.3	—	100.0	—	1.1	(100.0)
	85.6	73.3	16.8	238.3	222.5	7.1
Total Operating Revenue
Unum US	1,972.8	1,944.6	1.5	5,986.2	5,816.8	2.9
Unum International	320.2	277.4	15.4	913.1	802.8	13.7
Colonial Life	501.4	481.9	4.0	1,506.3	1,458.0	3.3
Closed Block	436.0	513.5	(15.1)	1,446.4	1,551.7	(6.8)
Corporate	20.0	12.5	60.0	75.9	45.9	65.4
	$3,250.4	$3,229.9	0.6	$9,927.9	$9,675.2	2.6

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Nine Months Ended
	9/30/2025	9/30/2024	% Change	9/30/2025	9/30/2024	% Change
Benefits and Expenses
Unum US	$1,486.0	$1,437.7	3.4%	$4,852.1	$4,567.2	6.2%
Unum International	276.0	244.6	12.8	788.6	690.1	14.3
Colonial Life	375.9	322.5	16.6	1,147.7	1,068.0	7.5
Closed Block	1,118.3	320.4	N.M.	2,131.5	1,317.6	61.8
Corporate	67.7	77.2	(12.3)	196.4	202.0	(2.8)
	3,323.9	2,402.4	38.4	9,116.3	7,844.9	16.2

Income (Loss) Before Income Tax and Net Investment Gain (Loss)
Unum US	486.8	506.9	(4.0)	1,134.1	1,249.6	(9.2)
Unum International	44.2	32.8	34.8	124.5	112.7	10.5
Colonial Life	125.5	159.4	(21.3)	358.6	390.0	(8.1)
Closed Block	(682.3)	193.1	N.M.	(685.1)	234.1	N.M.
Corporate	(47.7)	(64.7)	(26.3)	(120.5)	(156.1)	(22.8)
	(73.5)	827.5	(108.9)	811.6	1,830.3	(55.7)

Income Tax Expense (Benefit) Before Net Investment Gain (Loss)	(12.0)	172.0	(107.0)	171.1	381.1	(55.1)

Income (Loss) Before Net Investment Gain (Loss)	(61.5)	655.5	(109.4)	640.5	1,449.2	(55.8)

Net Investment Gain (Loss) (net of tax benefit (expense) of ($26.8); $3.1; $20.4; $5.7)	101.2	(9.8)	N.M.	(76.1)	(18.8)	N.M.

Net Income	$39.7	$645.7	(93.9)	$564.4	$1,430.4	(60.5)

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024
Premium Income
Unum US	$1,755.4	$1,798.6	$1,780.9	$1,721.4	$1,723.5	$1,730.9
Unum International	281.1	271.1	246.7	242.4	246.6	228.8
Colonial Life	456.5	462.1	457.3	448.9	441.9	446.2
Closed Block	195.0	216.2	218.0	218.4	216.8	221.3
	2,688.0	2,748.0	2,702.9	2,631.1	2,628.8	2,627.2
Net Investment Income
Unum US	151.9	155.1	148.9	156.1	161.0	158.1
Unum International	36.2	46.2	28.5	34.3	30.4	38.0
Colonial Life	44.3	42.6	42.2	42.1	39.6	40.5
Closed Block	224.7	284.5	269.7	297.3	284.3	294.2
Corporate	19.7	32.3	23.9	13.8	12.5	14.3
	476.8	560.7	513.2	543.6	527.8	545.1
Other Income
Unum US	65.5	58.0	71.9	57.0	60.1	58.2
Unum International	2.9	0.3	0.1	0.4	0.4	0.5
Colonial Life	0.6	0.3	0.4	0.4	0.4	0.2
Closed Block	16.3	12.1	9.9	14.0	12.4	12.2
Corporate	0.3	(0.3)	—	0.2	—	0.4
	85.6	70.4	82.3	72.0	73.3	71.5
Total Operating Revenue
Unum US	1,972.8	2,011.7	2,001.7	1,934.5	1,944.6	1,947.2
Unum International	320.2	317.6	275.3	277.1	277.4	267.3
Colonial Life	501.4	505.0	499.9	491.4	481.9	486.9
Closed Block	436.0	512.8	497.6	529.7	513.5	527.7
Corporate	20.0	32.0	23.9	14.0	12.5	14.7
	$3,250.4	$3,379.1	$3,298.4	$3,246.7	$3,229.9	$3,243.8

Unum Group Quarterly Historical Financial Results by Segment - Continued

	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024
Benefits and Expenses
Unum US	$1,486.0	$1,693.5	$1,672.6	$1,601.3	$1,437.7	$1,589.7
Unum International	276.0	276.0	236.6	239.5	244.6	224.8
Colonial Life	375.9	387.6	384.2	368.7	322.5	370.0
Closed Block	1,118.3	523.6	489.6	517.2	320.4	493.4
Corporate	67.7	63.7	65.0	64.4	77.2	60.0
	3,323.9	2,944.4	2,848.0	2,791.1	2,402.4	2,737.9

Income (Loss) Before Income Tax and Net Investment Gain (Loss)
Unum US	486.8	318.2	329.1	333.2	506.9	357.5
Unum International	44.2	41.6	38.7	37.6	32.8	42.5
Colonial Life	125.5	117.4	115.7	122.7	159.4	116.9
Closed Block	(682.3)	(10.8)	8.0	12.5	193.1	34.3
Corporate	(47.7)	(31.7)	(41.1)	(50.4)	(64.7)	(45.3)
	(73.5)	434.7	450.4	455.6	827.5	505.9

Income Tax Expense (Benefit) Before Net Investment Gain (Loss)	(12.0)	85.2	97.9	98.7	172.0	108.2

Income (Loss) Before Net Investment Gain (Loss)	(61.5)	349.5	352.5	356.9	655.5	397.7

Net Investment Gain (Loss)	128.0	(17.7)	(206.8)	(10.1)	(12.9)	(10.4)
Tax Expense (Benefit) on Net Investment Gain (Loss)	26.8	(3.8)	(43.4)	(1.9)	(3.1)	(2.2)
Net Income	$39.7	$335.6	$189.1	$348.7	$645.7	$389.5

Net Income Per Common Share - Assuming Dilution	$0.23	$1.92	$1.06	$1.92	$3.46	$2.05

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2025	9/30/2024	9/30/2025	9/30/2024	12/31/2024	12/31/2023
Operating Revenue
Premium Income	$1,755.4	$1,723.5	$5,334.9	$5,161.8	$6,883.2	$6,579.2
Net Investment Income	151.9	161.0	455.9	476.1	632.2	639.9
Other Income	65.5	60.1	195.4	178.9	235.9	220.5
Total	1,972.8	1,944.6	5,986.2	5,816.8	7,751.3	7,439.6

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	896.2	864.1	3,051.6	2,840.0	3,864.7	3,808.5
Commissions	195.8	182.6	605.2	551.9	729.3	664.4
Deferral of Acquisition Costs	(83.3)	(81.6)	(253.7)	(247.4)	(320.9)	(314.7)
Amortization of Deferred Acquisition Costs	71.4	75.7	208.2	216.7	292.5	267.6
Other Expenses	405.9	396.9	1,240.8	1,206.0	1,602.9	1,529.5
Total	1,486.0	1,437.7	4,852.1	4,567.2	6,168.5	5,955.3

Income Before Income Tax and Net Investment Gains and Losses	486.8	506.9	1,134.1	1,249.6	1,582.8	1,484.3
Amortization of the Deferred Gain on Reinsurance	(4.6)	—	(4.6)	—	—	—
Non-Contemporaneous Reinsurance	0.4	—	0.4	—	—	—
Reserve Assumption Updates	(147.7)	(143.6)	(147.7)	(143.6)	(143.6)	(128.8)
Adjusted Operating Income	$334.9	$363.3	$982.2	$1,106.0	$1,439.2	$1,355.5

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	59.4%	58.5%	60.0%	57.8%	58.2%	59.8%
Other Expense Ratio[2]	22.4%	22.3%	22.5%	22.6%	22.5%	22.5%
Income Ratio	27.7%	29.4%	21.3%	24.2%	23.0%	22.6%
Adjusted Operating Income Ratio	19.1%	21.1%	18.4%	21.4%	20.9%	20.6%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025, 2024, and 2023. Also excludes the impact of non-contemporaneous reinsurance.
[2]Ratio of Other Expenses to Premium Income plus Unum US Group Disability Other Income, which is primarily related to fee-based services.

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2025	9/30/2024	9/30/2025	9/30/2024	12/31/2024	12/31/2023
Operating Revenue
Premium Income
Group Long-term Disability	$499.2	$522.1	$1,511.5	$1,560.3	$2,086.1	$2,057.2
Group Short-term Disability	286.0	271.3	853.6	810.7	1,084.0	1,012.3
Total Premium Income	785.2	793.4	2,365.1	2,371.0	3,170.1	3,069.5
Net Investment Income	75.3	78.7	223.8	234.8	311.2	324.8
Other Income	58.8	58.6	171.4	174.8	232.1	211.6
Total	919.3	930.7	2,760.3	2,780.6	3,713.4	3,605.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	375.3	379.0	1,355.1	1,299.3	1,781.8	1,693.2
Commissions	61.9	60.0	190.8	184.1	244.4	230.5
Deferral of Acquisition Costs	(14.2)	(15.4)	(46.5)	(48.1)	(62.2)	(60.2)
Amortization of Deferred Acquisition Costs	15.4	18.2	41.5	46.8	64.7	57.6
Other Expenses	241.6	242.2	736.1	733.8	973.5	936.1
Total	680.0	684.0	2,277.0	2,215.9	3,002.2	2,857.2

Income Before Income Tax and Net Investment Gains and Losses	239.3	246.7	483.3	564.7	711.2	748.7
Reserve Assumption Updates	(105.8)	(90.0)	(105.8)	(90.0)	(90.0)	(121.0)
Adjusted Operating Income	$133.5	$156.7	$377.5	$474.7	$621.2	$627.7

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	61.3%	59.1%	61.8%	58.6%	59.0%	59.1%
Other Expense Ratio[2]	28.6%	28.4%	29.0%	28.8%	28.6%	28.5%
Income Ratio	30.5%	31.1%	20.4%	23.8%	22.4%	24.4%
Adjusted Operating Income Ratio	17.0%	19.8%	16.0%	20.0%	19.6%	20.4%

Persistency:
Group Long-term Disability			90.6%	93.5%	93.3%	90.8%
Group Short-term Disability			88.6%	91.9%	91.7%	88.9%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025, 2024, and 2023.
[2]Ratio of Other Expenses to Premium Income plus Other Income, which is primarily related to fee-based services.
9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2025	9/30/2024	9/30/2025	9/30/2024	12/31/2024	12/31/2023
Operating Revenue
Premium Income
Group Life	$468.3	$447.8	$1,404.5	$1,337.9	$1,784.7	$1,679.0
Accidental Death & Dismemberment	48.9	47.1	146.3	139.3	186.1	175.5
Total Premium Income	517.2	494.9	1,550.8	1,477.2	1,970.8	1,854.5
Net Investment Income	21.2	22.1	60.5	66.6	88.3	90.1
Other Income	0.5	0.3	1.0	1.4	1.5	1.0
Total	538.9	517.3	1,612.3	1,545.2	2,060.6	1,945.6

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	338.5	308.8	1,057.3	965.1	1,294.2	1,347.7
Commissions	46.5	42.1	141.0	126.5	168.0	155.9
Deferral of Acquisition Costs	(11.0)	(10.0)	(34.7)	(31.0)	(40.6)	(38.6)
Amortization of Deferred Acquisition Costs	10.7	9.6	26.4	26.7	38.4	39.0
Other Expenses	63.0	59.8	191.7	183.0	243.0	229.9
Total	447.7	410.3	1,381.7	1,270.3	1,703.0	1,733.9

Income Before Income Tax and Net Investment Gains and Losses	91.2	107.0	230.6	274.9	357.6	211.7
Reserve Assumption Updates	(3.1)	(13.0)	(3.1)	(13.0)	(13.0)	—
Adjusted Operating Income	$88.1	$94.0	$227.5	$261.9	$344.6	$211.7

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	66.0%	65.0%	68.4%	66.2%	66.3%	72.7%
Other Expense Ratio	12.2%	12.1%	12.4%	12.4%	12.3%	12.4%
Income Ratio	17.6%	21.6%	14.9%	18.6%	18.1%
Adjusted Operating Income Ratio	17.0%	19.0%	14.7%	17.7%	17.5%	11.4%

Persistency:
Group Life			89.8%	92.0%	92.0%	89.6%
Accidental Death & Dismemberment			88.6%	91.2%	91.2%	88.7%

[1]Excludes the reserve assumption update that occurred during the third quarters of 2025 and 2024.
9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2025	9/30/2024	9/30/2025	9/30/2024	12/31/2024	12/31/2023
Operating Revenue
Premium Income
Voluntary Benefits	$231.6	$219.3	$700.2	$665.1	$879.2	$850.1
Individual Disability	140.0	140.4	475.4	424.6	566.0	527.0
Dental and Vision	81.4	75.5	243.4	223.9	297.1	278.1
Total Premium Income	453.0	435.2	1,419.0	1,313.6	1,742.3	1,655.2
Net Investment Income	55.4	60.2	171.6	174.7	232.7	225.0
Other Income	6.2	1.2	23.0	2.7	2.3	7.9
Total	514.6	496.6	1,613.6	1,491.0	1,977.3	1,888.1

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	182.4	176.3	639.2	575.6	788.7	767.6
Commissions	87.4	80.5	273.4	241.3	316.9	278.0
Deferral of Acquisition Costs	(58.1)	(56.2)	(172.5)	(168.3)	(218.1)	(215.9)
Amortization of Deferred Acquisition Costs	45.3	47.9	140.3	143.2	189.4	171.0
Other Expenses	101.3	94.9	313.0	289.2	386.4	363.5
Total	358.3	343.4	1,193.4	1,081.0	1,463.3	1,364.2

Income Before Income Tax and Net Investment Gains and Losses	156.3	153.2	420.2	410.0	514.0	523.9
Amortization of the Deferred Gain on Reinsurance	(4.6)	—	(4.6)	—	—	—
Non-Contemporaneous Reinsurance	0.4	—	0.4	—	—	—
Reserve Assumption Updates - Voluntary Benefits	(11.1)	12.2	(11.1)	12.2	12.2	(10.4)
Reserve Assumption Updates - Individual Disability	(27.7)	(52.8)	(27.7)	(52.8)	(52.8)	2.6
Adjusted Operating Income	$113.3	$112.6	$377.2	$369.4	$473.4	$516.1

Operating Ratios (% of Premium Income):
Benefit Ratios:
Voluntary Benefits[1]	46.2%	45.8%	44.8%	41.6%	43.0%	39.8%
Individual Disability[1,2]	36.9%	42.8%	37.6%	41.0%	41.0%	44.3%
Dental and Vision	76.5%	74.6%	76.0%	74.1%	73.9%	73.1%
Other Expense Ratio	22.4%	21.8%	22.1%	22.0%	22.2%	22.0%
Income Ratio	34.5%	35.2%	29.6%	31.2%	29.5%	31.7%
Adjusted Operating Income Ratio	25.0%	25.9%	26.6%	28.1%	27.2%	31.2%

Persistency:
Voluntary Benefits			76.5%	76.4%	76.0%	75.5%
Individual Disability			87.7%	89.0%	89.0%	89.0%
Dental and Vision			83.1%	81.4%	81.4%	77.1%
[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025, 2024, and 2023.
[2]Excludes the impact of non-contemporaneous reinsurance.
9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2025	9/30/2024	9/30/2025	9/30/2024	12/31/2024	12/31/2023
Operating Revenue
Premium Income
Unum UK
Group Long-term Disability	$111.3	$106.6	$319.4	$312.4	$418.0	$396.1
Group Life	71.9	58.8	201.6	156.3	211.3	169.3
Supplemental	47.4	41.4	136.3	125.1	165.6	141.5
Unum Poland	50.5	39.8	141.6	113.3	154.6	118.3
Total Premium Income	281.1	246.6	798.9	707.1	949.5	825.2
Net Investment Income	36.2	30.4	110.9	94.5	128.8	137.2
Other Income	2.9	0.4	3.3	1.2	1.6	1.6
Total	320.2	277.4	913.1	802.8	1,079.9	964.0

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	195.0	175.3	555.5	487.4	656.7	579.8
Commissions	26.1	21.7	73.6	61.7	82.5	72.5
Deferral of Acquisition Costs	(5.5)	(4.6)	(16.4)	(13.2)	(17.8)	(14.6)
Amortization of Deferred Acquisition Costs	2.7	2.5	7.8	7.3	9.5	8.4
Other Expenses	57.7	49.7	168.1	146.9	198.7	177.7
Total	276.0	244.6	788.6	690.1	929.6	823.8

Income Before Income Tax and Net Investment Gains and Losses	44.2	32.8	124.5	112.7	150.3	140.2
Reserve Assumption Updates	(5.4)	7.5	(5.4)	7.5	7.5	17.9
Adjusted Operating Income	$38.8	$40.3	$119.1	$120.2	$157.8	$158.1

Unum Group Financial Results for Unum UK

	Three Months Ended		Nine Months Ended		Year Ended
(in millions of pounds, except exchange rate)	9/30/2025	9/30/2024	9/30/2025	9/30/2024	12/31/2024	12/31/2023
Operating Revenue
Premium Income
Group Long-term Disability	£82.5	£82.0	£242.7	£244.6	£327.0	£318.5
Group Life	53.3	45.1	153.1	122.2	165.1	136.1
Supplemental	35.2	31.8	103.6	97.9	129.5	113.7
Total Premium Income	171.0	158.9	499.4	464.7	621.6	568.3
Net Investment Income	24.1	21.2	76.1	67.5	91.9	102.4
Other Income	2.2	0.1	2.2	0.2	0.1	0.2
Total	197.3	180.2	577.7	532.4	713.6	670.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	125.5	116.8	359.1	327.1	440.2	408.5
Commissions	11.3	9.9	32.1	29.0	38.2	37.4
Deferral of Acquisition Costs	(0.8)	(0.8)	(2.9)	(2.8)	(3.8)	(3.9)
Amortization of Deferred Acquisition Costs	1.3	1.2	3.7	4.0	5.2	5.2
Other Expenses	33.0	30.0	99.8	91.3	122.4	115.4
Total	170.3	157.1	491.8	448.6	602.2	562.6

Income Before Income Tax and Net Investment Gains and Losses	27.0	23.1	85.9	83.8	111.4	108.3
Reserve Assumption Updates	(0.7)	6.4	(0.7)	6.4	6.4	16.3
Adjusted Operating Income	£26.3	£29.5	£85.2	£90.2	£117.8	£124.6

Weighted Average Pound/Dollar Exchange Rate	1.348	1.312	1.314	1.278	1.278	1.243

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	73.8%	69.5%	72.0%	69.0%	69.8%	69.0%
Other Expense Ratio	19.3%	18.9%	20.0%	19.6%	19.7%	20.3%
Income Ratio	15.8%	14.5%	17.2%	18.0%	17.9%	19.1%
Adjusted Operating Income Ratio	15.4%	18.6%	17.1%	19.4%	19.0%	21.9%

Persistency:
Group Long-term Disability			92.3%	92.3%	92.0%	92.5%
Group Life			90.2%	88.6%	89.1%	83.0%
Supplemental			93.6%	90.4%	90.4%	91.7%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025, 2024, and 2023.
10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2025	9/30/2024	9/30/2025	9/30/2024	12/31/2024	12/31/2023
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$247.5	$240.6	$743.7	$725.5	$969.5	$946.1
Life	118.7	113.1	360.7	342.6	458.0	426.5
Cancer and Critical Illness	90.3	88.2	271.5	266.9	356.4	353.5
Total Premium Income	456.5	441.9	1,375.9	1,335.0	1,783.9	1,726.1
Net Investment Income	44.3	39.6	129.1	119.4	161.5	153.5
Other Income	0.6	0.4	1.3	3.6	4.0	1.2
Total	501.4	481.9	1,506.3	1,458.0	1,949.4	1,880.8

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	211.3	164.2	652.6	594.7	804.7	798.1
Commissions	96.7	93.0	292.6	282.2	378.4	359.4
Deferral of Acquisition Costs	(84.7)	(77.1)	(250.9)	(234.7)	(312.8)	(302.9)
Amortization of Deferred Acquisition Costs	58.2	55.6	173.9	163.9	219.0	205.4
Other Expenses	94.4	86.8	279.5	261.9	347.4	340.0
Total	375.9	322.5	1,147.7	1,068.0	1,436.7	1,400.0

Income Before Income Tax and Net Investment Gains and Losses	125.5	159.4	358.6	390.0	512.7	480.8
Reserve Assumption Updates	(8.9)	(46.0)	(8.9)	(46.0)	(46.0)	(80.7)
Adjusted Operating Income	$116.6	$113.4	$349.7	$344.0	$466.7	$400.1

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	48.2%	47.6%	48.1%	48.0%	47.7%	50.9%
Other Expense Ratio	20.7%	19.6%	20.3%	19.6%	19.5%	19.7%
Income Ratio	27.5%	36.1%	26.1%	29.2%	28.7%	27.9%
Adjusted Operating Income Ratio	25.5%	25.7%	25.4%	25.8%	26.2%	23.2%

Persistency:
Accident, Sickness, and Disability			74.3%	73.3%	73.7%	73.6%
Life			84.3%	84.3%	84.4%	85.1%
Cancer and Critical Illness			82.5%	81.8%	82.2%	82.4%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025, 2024, and 2023.

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2025	9/30/2024	9/30/2025	9/30/2024	12/31/2024	12/31/2023
Operating Revenue
Premium Income
Long-term Care	$158.6	$173.7	$510.7	$521.5	$696.1	$696.0
All Other	36.4	43.1	118.5	140.9	184.7	219.5
Total Premium Income	195.0	216.8	629.2	662.4	880.8	915.5
Net Investment Income	224.7	284.3	778.9	851.6	1,148.9	1,066.3
Other Income	16.3	12.4	38.3	37.7	51.7	52.6
Total	436.0	513.5	1,446.4	1,551.7	2,081.4	2,034.4

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	1,022.8	258.3	1,912.7	1,134.6	1,591.8	2,070.7
Commissions	16.6	17.8	50.5	52.0	68.4	73.8
Other Expenses	78.9	44.3	168.3	131.0	174.6	172.7
Total	1,118.3	320.4	2,131.5	1,317.6	1,834.8	2,317.2

Income (Loss) Before Income Tax and Net Investment Gain and Losses	(682.3)	193.1	(685.1)	234.1	246.6	(282.8)
Amortization of the Cost of Reinsurance	48.6	10.4	67.9	31.1	41.4	44.1
Non-Contemporaneous Reinsurance	7.3	6.0	19.1	20.2	25.1	34.8
Reserve Assumption Updates - Long-term Care	643.1	(174.1)	643.1	(174.1)	(174.1)	368.1
Reserve Assumption Updates - All Other	(2.6)	(1.2)	(2.6)	(1.2)	(1.2)	0.7
Adjusted Operating Income	$14.1	$34.2	$42.4	$110.1	$137.8	$164.9

Long-term Care Net Premium Ratio[1]			97.6%	94.5%	94.6%	93.5%

Operating Ratios (% of Premium Income):
Other Expense Ratio[2]	15.5%	15.6%	16.0%	15.1%	15.1%	14.0%
Income (Loss) Ratio	(349.9)%	89.1%	(108.9)%	35.3%	28.0%	(30.9)%
Adjusted Operating Income Ratio	7.2%	15.8%	6.7%	16.6%	15.6%	18.0%

Long-term Care Persistency			95.2%	95.3%	95.8%	95.6%

[1]Gross of reinsurance.
[2]Excludes amortization of the cost of reinsurance.

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2025	9/30/2024	9/30/2025	9/30/2024	12/31/2024	12/31/2023
Operating Revenue
Net Investment Income	$19.7	$12.5	$75.9	$44.8	$58.6	$99.8
Other Income	0.3	—	—	1.1	1.3	3.3
Total	20.0	12.5	75.9	45.9	59.9	103.1

Interest, Debt, and Other Expenses	67.7	77.2	196.4	202.0	266.4	249.5

Loss Before Income Tax and Net Investment Gains and Losses	(47.7)	(64.7)	(120.5)	(156.1)	(206.5)	(146.4)
Loss on Legal Settlement	—	15.3	—	15.3	15.3	—
Adjusted Operating Loss	$(47.7)	$(49.4)	$(120.5)	$(140.8)	$(191.2)	$(146.4)

Unum Group Investments

	9/30/2025			9/30/2025	12/31/2024
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$20,562.9	62.0%	Earned Book Yield	4.44%	4.44%
Mortgage-Backed/Asset-Backed Securities[1]	1,121.6	3.4	Average Duration (in years)	8.46	8.28
Private Placements	5,759.0	17.4
High Yield	1,247.4	3.8
Government Securities	1,423.5	4.2
Municipal Securities	3,068.0	9.2
Redeemable Preferred Stocks	7.8	—
Total	$33,190.2	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Private Equity Partnerships	9/30/2025	12/31/2024
Aaa	3.4%	3.2%	Private Credit Partnerships	$262.5	$289.2
Aa	16.5	14.9	Private Equity Partnerships	654.7	640.2
A	32.4	32.6	Real Asset Partnerships	539.1	521.2
Baa	44.0	45.3	Total	$1,456.3	$1,450.6
Below Baa	3.7	4.0
Total	100.0%	100.0%
			Non-Current Investments	$8.4	$13.0

1Includes credit-tranched securities collateralized by loan obligations, auto loans, and other asset types.

Unum Group Investments at September 30, 2025

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)

Classification	Fair Value	Net Unrealized Gain (Loss)	Fair Value with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,195.0	$(71.2)	$1,091.0	$120.1	$1,104.0	$48.9
Capital Goods	2,955.9	(65.3)	1,464.5	149.3	1,491.4	84.0
Communications	1,985.1	(38.8)	865.0	133.6	1,120.1	94.8
Consumer Cyclical	1,247.9	(71.6)	814.1	95.0	433.8	23.4
Consumer Non-Cyclical	5,599.4	(364.8)	3,595.7	489.2	2,003.7	124.4
Energy	2,175.6	43.3	700.3	64.5	1,475.3	107.8
Financial Institutions	3,708.8	(233.4)	2,616.9	268.5	1,091.9	35.1
Mortgage/Asset-Backed[1]	1,121.6	(7.3)	338.5	17.3	783.1	10.0
Sovereigns	879.5	(164.9)	526.6	179.4	352.9	14.5
Technology	1,329.6	(83.2)	931.2	98.5	398.4	15.3
Transportation	1,491.0	(93.2)	962.0	118.1	529.0	24.9
U.S. Government Agencies and Municipalities	3,612.0	(404.5)	2,326.6	497.6	1,285.4	93.1
Public Utilities	4,888.8	(101.4)	2,159.7	282.2	2,729.1	180.8
Total	$33,190.2	$(1,656.3)	$18,392.1	$2,513.3	$14,798.1	$857.0

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position

	Investment-Grade				Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss			Fair Value	Gross Unrealized Loss
Less than 91 days	$1,103.0	$(14.3)			$74.9	$(0.2)
91 through 180 days	83.0	(3.0)			5.0	—
181 through 270 days	278.4	(14.7)			8.7	(1.5)
271 days to 1 year	1,260.1	(46.6)			32.3	(2.0)
Greater than 1 year	15,217.0	(2,384.9)			329.7	(46.1)
Total	$17,941.5	$(2,463.5)			$450.6	$(49.8)

1Includes credit-tranched securities collateralized by loan obligations, auto loans, and other asset types.
14.1

Appendix to Statistical Supplement

2025 Significant Items:

•In February 2025, Unum Life Insurance Company of America entered into a master transaction agreement with Fortitude Reinsurance Company Ltd. (Fortitude Re) which resulted in the execution of a coinsurance agreement (reinsurance agreement) during July 2025. This reinsurance agreement reinsures a portion of our Closed Block long-term care business and a portion of our Unum US individual disability business on a coinsurance basis to Fortitude Re effective January 2025. The reinsurance agreement represents approximately 21 percent of total Closed Block long-term care future policy benefits and approximately 15 percent of Unum US individual disability future policy benefits as of December 31, 2024. Upon closing the transaction in July of 2025, we transferred to Fortitude Re $953.5 million of cash, which included an initial estimated ceding commission of $461.7 million, as well as fixed maturity securities with a fair value totaling $3,230.1 million and accrued investment income of $47.1 million. A final settlement, including the final ceding commission adjustment, is expected prior to the end of 2025. Fortitude Re has an A rating by A.M. Best Company and has established a collateralized trust account for the benefit of Unum America to secure its obligations. As a result of this reinsurance agreement, we recognized the following:

▪Net realized investment loss totaling $46.8 million during the nine months ended 2025 related to the reinsurance transaction, which included a $137.6 million gain related to the transfer of assets to Fortitude Re in the third quarter of 2025.
▪Reinsurance recoverable of $3,620.5 million comprised of ceded reserves of $3,315.2 million related to the Closed Block long-term care product line and $305.3 million related to the Unum US individual disability product line.
▪Cost of reinsurance of $846.5 million related to the Closed Block long-term care product line and a deferred gain on reinsurance related to the Unum US individual disability product line of $148.2 million
▪Write-off of deferred acquisition costs related to the Unum US individual disability product line of $100.3 million which is included as a component of deferred gain on reinsurance.

•Third quarter of 2025 reserve assumption updates resulting in a net reserve increase of $478.5 million before tax, or $377.8 million after tax.

2024 Significant Items:

•Third quarter of 2024 reserve assumption updates resulting in a net reserve decrease of $357.4 million before tax, or $282.6 million after tax.
•During the third quarter of 2024, we incurred a loss of $15.3 million before tax, or $12.1 million after tax, for the settlement of an employment-related matter.

2023 Significant Items:

•Third quarter of 2023 reserve assumption updates resulting in a net reserve increase of $177.2 million before tax, or $139.3 million after tax.
•In 2018, the Financial Accounting Standards Board issued ASU 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts”. This update significantly amended the accounting and disclosure requirements for long-duration insurance contracts. The update was effective for periods beginning January 1, 2023. We adopted this guidance effective January 1, 2023 using the modified retrospective approach with changes applied as of January 1, 2021, also referred to as the transition date.

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•Consolidated adjusted operating revenue, which excludes investment gains or losses and amortization of the deferred gain on reinsurance;
•After-tax adjusted operating income or loss, which excludes investment gains or losses, certain impacts from reinsurance transactions, reserve assumption updates, and certain other items, as applicable;
•Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on derivatives;
•Leverage ratio, which excludes the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on derivatives;
•Book value per common share, which is calculated excluding accumulated other comprehensive income (loss) (AOCI);
•Premium income in constant currency, which excludes the impact of fluctuations in exchange rates between the U.S. dollar and the local currencies in which our Unum International segment is conducted. Given volatility in foreign currency exchange markets, exchange rates can fluctuate between periods. We believe translating prior period results using current period local currency exchange rates provides a more comparable view of our results; and
•Adjusted operating expense ratio, which excludes amortization of the cost of reinsurance and certain other items.

Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, impairment losses, and gains or losses on derivatives. Investment gains or losses and unrealized gains or losses on securities depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

At times, we utilize reinsurance transactions to manage risk related to certain portions of our business including the exit of portions of our Closed Block businesses. As a result, we exclude the amortization of the cost of reinsurance and the amortization of the deferred gain on reinsurance that are recognized after the closing of these transactions. We also exclude the impact of non-contemporaneous reinsurance for these transactions. While the total equity impact of non-contemporaneous reinsurance is neutral, the difference in original discount rates utilized for direct and ceded reserves results in a disproportionate earnings impact. We believe that the exclusion of these items provides a better view of our results from our ongoing businesses.

Cash flow assumptions used to calculate our liability for future policy benefits are reviewed at least annually and updated, as needed, with the resulting impact reflected in net income. While the effects of these assumption updates are recorded in the reporting period in which the review is completed, these updates reflect experience emergence and changes to expectations spanning multiple periods. We believe that by excluding the impact of reserve assumption updates we are providing a more comparable and consistent view of our results.

We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of our overall profitability.

For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 15.2, other than book value per common share, which is presented on page 2.

15.1

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	September 30	June 30	March 31	December 31	September 30	June 30	March 31
	2025			2024
Total Revenue	$3,378.4	$3,361.4	$3,091.6	$3,236.6	$3,217.0	$3,233.4	$3,200.3
Excluding:
Net Investment Gain (Loss)	128.0	(17.7)	(206.8)	(10.1)	(12.9)	(10.4)	(1.2)
Amortization of the Deferred Gain on Reinsurance	4.6	—	—	—	—	—
Adjusted Operating Revenue	$3,245.8	$3,379.1	$3,298.4	$3,246.7	$3,229.9	$3,243.8	$3,201.5

15.2

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Annualized Adjusted Operating Return on Equity

Three Months Ended September 30, 2025
Unum US	$264.9	$4,428.5	23.9%
Unum International	29.7	804.6	14.8%
Colonial Life	92.0	2,008.0	18.3%
Core Operating Segments	386.6	7,241.1	21.4%
Closed Block	9.1	4,640.1
Corporate	(38.6)	766.0
Total	$357.1	$12,647.2	11.3%

Three Months Ended September 30, 2024
Unum US	$287.5	$4,516.9	25.5%
Unum International	31.2	771.2	16.2%
Colonial Life	89.4	1,860.8	19.2%
Core Operating Segments	408.1	7,148.9	22.8%
Closed Block	24.4	5,707.1
Corporate	(34.5)	3.6
Total	$398.0	$12,859.6	12.4%

1 Excludes unrealized loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net loss on derivatives and is calculated using the stockholders' equity balances presented on page 15.6.
15.3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Annualized Adjusted Operating Return on Equity

Nine Months Ended September 30, 2025
Unum US	$776.3	$4,484.1	23.1%
Unum International	93.4	789.8	15.8%
Colonial Life	275.9	1,982.4	18.6%
Core Operating Segments	1,145.6	7,256.3	21.1%
Closed Block	26.7	4,836.1
Corporate	(88.6)	555.7
Total	$1,083.7	$12,648.1	11.4%

Nine Months Ended September 30, 2024
Unum US	$874.3	$4,527.9	25.7%
Unum International	92.5	781.4	15.8%
Colonial Life	271.4	1,844.6	19.6%
Core Operating Segments	1,238.2	7,153.9	23.1%
Closed Block	79.1	5,644.7
Corporate	(98.0)	(113.0)
Total	$1,219.3	$12,685.6	12.8%

1 Excludes unrealized loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net loss on derivatives and is calculated using the stockholders' equity balances presented on page 15.6.

15.4

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Adjusted Operating Return on Equity

Year Ended December 31, 2024
Unum US	$1,137.6	$4,523.2	25.2%
Unum International	120.9	776.8	15.6%
Colonial Life	368.2	1,869.2	19.7%
Core Operating Segments	1,626.7	7,169.2	22.7%
Closed Block	98.6	5,324.1
Corporate	(137.1)	53.8
Total	$1,588.2	$12,547.1	12.7%

Year Ended December 31, 2023
Unum US	$1,071.0	$4,635.7	23.1%
Unum International	127.9	774.3	16.5%
Colonial Life	315.6	1,744.5	18.1%
Core Operating Segments	1,514.5	7,154.5	21.2%
Closed Block	120.8	5,295.1
Corporate	(121.7)	(573.7)
Total	$1,513.6	$11,875.9	12.7%

1 Excludes unrealized loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net loss on derivatives and is calculated using the stockholders' equity balances presented on page 15.6.

15.5

Reconciliation of Non-GAAP Financial Measures - Continued

Average allocated equity is computed as follows:

	9/30/2025	6/30/2025	12/31/2024	9/30/2024	6/30/2024	12/31/2023	12/31/2022
Total Stockholders' Equity	$10,908.8	$11,320.0	$10,961.1	$10,951.4	$10,464.6	$9,651.4	$8,735.0
Excluding:
Net Unrealized Loss on Securities	(1,978.2)	(2,253.7)	(2,755.2)	(1,491.2)	(2,723.8)	(1,919.1)	(3,028.4)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	656.6	1,058.9	1,185.4	(527.0)	712.3	(648.4)	313.9
Net Unrealized Loss on Derivatives	(264.2)	(285.0)	(270.7)	(108.9)	(164.6)	(73.7)	(9.6)
Total Adjusted Stockholders' Equity	$12,494.6	$12,799.8	$12,801.6	$13,078.5	$12,640.7	$12,292.6	$11,459.1

	Three Months Ended	Nine Months Ended	Twelve Months Ended	Three Months Ended	Nine Months Ended	Twelve Months Ended
	9/30/2025		12/31/2024	9/30/2024		12/31/2023
Average Adjusted Stockholders' Equity	$12,647.2	$12,648.1	$12,547.1	$12,859.6	$12,685.6	$11,875.9

15.6

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended September 30				Nine Months Ended September 30
	2025		2024		2025		2024
	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*
Net Income	$39.7	$0.23	$645.7	$3.46	$564.4	$3.23	$1,430.4	$7.52
Excluding:
Net Investment Gain (Loss)
Net Investment Gain (Loss) Related to the Fortitude Re Reinsurance Transaction (net of tax expense (benefit) of $28.9; $—; $(9.9); $—)	108.7	0.63	—	—	(36.9)	(0.22)	—	—
Net Investment Loss, Other (net of tax benefit of $2.1; $3.1; $10.5; $5.7)	(7.5)	(0.04)	(9.8)	(0.05)	(39.2)	(0.22)	(18.8)	(0.10)
Total Net Investment Gain (Loss)	101.2	0.59	(9.8)	(0.05)	(76.1)	(0.44)	(18.8)	(0.10)
Amortization of the Cost of Reinsurance (net of tax benefit of $10.3; $2.2; $14.3; $6.5)	(38.3)	(0.22)	(8.2)	(0.04)	(53.6)	(0.31)	(24.6)	(0.13)
Amortization of the Deferred Gain on Reinsurance (net of tax expense of $1.0; $—; $1.0; $—)	3.6	0.02	—	—	3.6	0.02	—	—
Non-Contemporaneous Reinsurance (net of tax benefit of $1.6; $1.2; $4.1; $4.2)	(6.1)	(0.04)	(4.8)	(0.03)	(15.4)	(0.09)	(16.0)	(0.08)
Reserve Assumption Updates (net of tax expense (benefit) of $(100.7); $74.8; $(100.7); $74.8)	(377.8)	(2.21)	282.6	1.51	(377.8)	(2.16)	282.6	1.48
Loss on Legal Settlement (net of tax benefit $—; $3.2; $—; $3.2)	—	—	(12.1)	(0.06)	—	—	(12.1)	(0.06)
After-tax Adjusted Operating Income	$357.1	$2.09	$398.0	$2.13	$1,083.7	$6.21	$1,219.3	$6.41

*Assuming Dilution.
15.7

Reconciliation of Non-GAAP Financial Measures - Continued

	Year Ended December 31
	2024		2023
	(in millions)	per share *	(in millions)	per share *
Net Income	$1,779.1	$9.46	$1,283.8	$6.50
Excluding:
Net Investment Loss (net of tax benefit of $7.6; $7.8)	(27.0)	(0.14)	(28.2)	(0.14)
Amortization of the Cost of Reinsurance (net of tax benefit of $8.7; $9.3)	(32.7)	(0.17)	(34.8)	(0.18)
Non-Contemporaneous Reinsurance (net of tax benefit of $5.2; $7.3)	(19.9)	(0.11)	(27.5)	(0.14)
Reserve Assumption Updates (net of tax expense (benefit) of $74.8; $(37.9))	282.6	1.50	(139.3)	(0.70)
Loss on Legal Settlement (net of tax benefit of $3.2; $—)	(12.1)	(0.06)	—	—
After-tax Adjusted Operating Income	$1,588.2	$8.44	$1,513.6	$7.66

*Assuming Dilution.
15.8

Reconciliation of Non-GAAP Financial Measures - Continued

	September 30		December 31
	2025	2024	2024	2023
Debt	$3,745.7	$3,470.4	$3,739.8	$3,430.4
Including:
Lease Liability	77.7	73.1	69.4	62.6
Adjusted Debt and Lease Liability	$3,823.4	$3,543.5	$3,809.2	$3,493.0

Total Stockholders' Equity	$10,908.8	$10,951.4	$10,961.1	$9,651.4
Excluding:
Net Unrealized Loss on Securities	(1,978.2)	(1,491.2)	(2,755.2)	(1,919.1)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	656.6	(527.0)	1,185.4	(648.4)
Net Loss on Derivatives	(264.2)	(108.9)	(270.7)	(73.7)
Equity, As Adjusted	12,494.6	13,078.5	12,801.6	12,292.6
Debt, As Adjusted and Lease Liability	3,823.4	3,543.5	3,809.2	3,493.0
Total Adjusted Capital	$16,318.0	$16,622.0	$16,610.8	$15,785.6

Leverage Ratio	23.4%	21.3%	22.9%	22.1%
15.9

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended
	September 30, 2025	September 30, 2024
	Premium Income	Premium Income, local currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$230.6		£158.9	1.349	$214.4
Unum Poland	50.5	zł	155.0	0.274	42.5
Total	281.1				256.9
Unum US	1,755.4		$1,723.5		1,723.5
Colonial Life	456.5		$441.9		441.9
Core Operations	$2,493.0				$2,422.3

	Nine Months Ended
	September 30, 2025	September 30, 2024
	Premium Income	Premium Income, local currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$657.3		£464.7	1.316	$611.5
Unum Poland	141.6	zł	448.4	0.264	118.4
Total	798.9				729.9
Unum US	5,334.9		$5,161.8		5,161.8
Colonial Life	1,375.9		$1,335.0		1,335.0
Core Operations	$7,509.7				$7,226.7
1Premium income shown in millions of pounds for Unum UK, millions of zlotys for Unum Poland, and millions of U.S. dollars for Unum US and Colonial Life.
2Exchange rate is calculated using the average foreign currency exchange rates for the most recent period, applied to the comparable prior period.

15.10